MANAGED PORTFOLIO SERIES

Corporate America CU Short Duration Fund

(the “Fund”)

Supplement dated July16, 2012 to:

Prospectus for the Fund
dated March 27, 2012.

Effective immediately, the following changes have been made to the Fund’s Prospectus:

Fund Summary - Management, page 4

The Portfolio Manager paragraph of this section is restated as follows:

Portfolio Managers
Thomas Bonds, Portfolio Manager, and Shirley Senn, Portfolio Manager, are responsible for the day-to-day management of the Fund.  Mr. Bonds has managed the Fund since its inception in May 2011 and Ms. Senn has managed the Fund since July 2012.

Additional Fund Information - Management of the Fund, page 9

The Portfolio Manager section is restated as follows:

Portfolio Managers

The portfolio managers set forth below are jointly and primarily responsible for the day-to-day management of the Fund.

Thomas Bonds
Thomas Bonds has been a portfolio manager with the Adviser since 2011 and has managed the Fund since its inception in May 2011.  Mr. Bonds earned his B.S. in Accounting and Finance from Jacksonville State University and his J.D. from Birmingham School of Law.  Mr. Bonds is licensed as both a CPA and Attorney at Law in Alabama.  From 2001 through June 2012, Mr. Bonds was the President and Chief Executive Officer of Corporate America Credit Union (“CACU”) and its wholly-owned subsidiaries where he managed CACU’s multi-billion dollar investment portfolio. Prior to joining CACU, Mr. Bonds spent eight years working for the National Credit Union Administration in various capacities; including being an Examiner for Corporate Credit Unions throughout the United States and serving as the Principal Examiner for the largest and most complex credit unions in Alabama.

Shirley Senn
Shirley Senn has been a portfolio manager with the Adviser since 2011 and has managed the Fund since July 2012.  Ms. Senn earned her B.S. in Agricultural Finance and Economics from New Mexico State University.  Since 2012, Ms. Senn has also been employed by CACU as the acting Chief Investment Officer, responsible for the management of CACU’s multi-billion dollar investment portfolio.  From 2009 to 2011, Ms. Senn was the Vice President of risk-related consulting services at FIMAC, LLC, a risk management/analytic services provider.  Ms. Senn’s other experience includes more than fifteen years working for other corporate credit unions in various capacities, including a total of approximately seven years managing the multi-billion dollar investment portfolios of those corporate credit unions (Southeast Corporate Federal Credit Union (2001 to 2009) and Volunteer Corporate Credit Union (1993 to 2001)).

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of Fund shares.

Thank you for your investment. If you have any questions, please call the Fund toll-free at 1-888-621-9258.

This supplement should be retained with your Prospectus for future reference.

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MANAGED PORTFOLIO SERIES

Corporate America CU Short Duration Fund

(the “Fund”)

Supplement dated July16, 2012 to:

Statement of Additional Information for the Fund
dated March 27, 2012.

Effective immediately, the following changes have been made to the Fund’s Statement of Additional Information:

Management of the Fund - Portfolio Manager, page 20

The Portfolio Manager section is restated as follows:

Portfolio Managers

As disclosed in the Prospectus, Mr. Thomas Bonds and Ms. Shirley Senn are the portfolio managers for the Fund (the “Portfolio Managers”).

The following provides information regarding other accounts managed by each of the Portfolio Managers as of June 30, 2012:

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Thomas Bonds	0	$0	0	$0	0	$0
Shirley Senn	0	$0	0	$0	2	$ 91,478,050

The investment advisory fee charged to the account is not based on the performance of such account.

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another.  Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The Adviser or affiliates of the Adviser compensate the Portfolio Managers for their management of the Fund.  Each portfolio manager receives a fixed cash salary and may receive a variable discretionary bonus.  Each Portfolio Manager’s salary and bonus is determined by the Board of Directors of the Adviser and/or Corporate America Credit Union, an affiliate of the Adviser, after considering appropriate industry standards.  The Portfolio Managers’ salary and bonus are not based on the performance of the Fund or its overall net assets.

The following indicates the dollar range of beneficial ownership of Fund shares by each of the Fund’s portfolio managers as of June 30, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
Thomas Bonds	None
Shirley Senn	None

Thank you for your investment. If you have any questions, please call the Fund toll-free at 1-888-621-9258.

This supplement should be retained with your Statement of Additional Information for future reference.

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